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                                                                    EXHIBIT 23.3

                    CONSENT OF LIONEL SAWYER & COLLINS

  We hereby consent to the references to our firm under the caption "Legal Matters" in the Registration Statement on Form S-3 and the related Prospectus of Aztar Corporation (Registration No. 333-05213).

                                          LIONEL SAWYER & COLLINS

Las Vegas, Nevada
July 11, 1996